Exhibit 10.127
SIXTEENTH AMENDMENT TO
RECEIVABLES SALE AGREEMENT
     THIS SIXTEENTH AMENDMENT TO RECEIVABLES SALE AGREEMENT, dated as of October 30, 2007 (this “Amendment”), is entered into by and among ALLIED RECEIVABLES FUNDING INCORPORATED, as buyer (the “Buyer”), and ALLIED WASTE NORTH AMERICA, INC. and each of the other entities identified on the signature pages hereto as an “Originator”, as originators (collectively, the “Originators”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).
     WHEREAS, the parties hereto have entered into that certain Receivables Sale Agreement, dated as of March 7, 2003 (as amended, restated, supplemented or otherwise modified to the date hereof, the “Agreement”); and
     WHEREAS, the parties hereto desire to amend the Agreement in certain respects as hereinafter set forth;
     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
     SECTION 1. Amendments.
     The Agreement is amended as follows:
     (a) The following new Section 7.13 is added to the Agreement following existing Section 7.12:
     Section 7.13. Subsequent Originators.
     Solely with respect to any Person that becomes a party to this Agreement as an Originator after (and not on) March 7, 2003 (other than any such Person that becomes an Originator by virtue of being an assignee of, or successor to, any Person that that is a party to this Agreement as an Originator on March 7, 2003) (a “Subsequent Originator” and the date such Subsequent Originator becomes a party hereto, the “Joinder Date”) and notwithstanding any provision to the contrary in any other Section of, or Exhibit to, this Agreement, the parties hereto agree that:
     (a) the Initial Funding Date with respect to such Subsequent Originator shall be deemed to be the last day of the Calculation Period in which the Joinder Date occurs;
     (b) the Initial Cutoff Date with respect to such Subsequent Originator shall be deemed to be the last day of the Calculation Period immediately preceding the Calculation Period in which the Joinder Date occurs; and

     (c) references in this Agreement to “the date hereof” or words of similar meaning, where used to indicate (i) the date on which Receivables, Related Security and Collections are to be initially sold by such Subsequent Originator to the Purchaser hereunder, (ii) the date on which such Subsequent Originator is required to take actions such as filing financing statements, marking its records, transferring records and granting licenses in connection with such Subsequent Originator’s initial sale of Receivables, Related Security and Collections hereunder and (iii) the initial date on which such Subsequent Originator first makes the representations and warranties set forth in Article II shall, in each case, be deemed to be references to the applicable Joinder Date.
Notwithstanding anything to the contrary herein, the provisions of this Section 7.13 shall not invalidate any sale or purported sale of, or grant of a security interest in, any Receivable, Related Security or Collections by any Originator to the Purchaser in respect of which the Purchaser paid the related Purchase Price.
     (b) The following new Section 7.14 is added to the Agreement following new Section 7.13:
     Section 7.14. Ordinary Course.
     Each of the Originators and the Buyer represents and warrants as to itself that each remittance of Collections in respect of Receivables by such Originator to the Buyer hereunder will have been (i) in payment of a debt incurred by such Originator in the ordinary course of business or financial affairs of such Originator and the Buyer and (ii) made in the ordinary course of business or financial affairs of such Originator and the Buyer.
     (c) The definition of “Receivable” set forth in Exhibit I to the Agreement is amended and restated in its entirety as follows:
“Receivable: All indebtedness and other obligations owed to Borrower or any Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement) or in which Borrower or an Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by an Originator and all other obligations of each Obligor in respect thereto, and further includes, without limitation, the obligation to pay any Finance Charges and sales or use taxes with respect thereto; provided, however, that “Receivables” shall only include such indebtedness and other obligations that, on the date such indebtedness or other obligation arises, are maintained on either an Originator’s (or the Servicer’s) (i) “Commercial Management System”, excluding the Excluded CMS Districts; (ii) “InfoPro System”, excluding the Excluded InfoPro System Divisions and InfoPro System obligations with a class code of RESI or (iii)

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“Trux System”, excluding the Excluded Trux System Divisions. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Borrower treats such indebtedness, rights or obligations as a separate payment obligation.”
     (d) The following definition is added in the appropriate alphabetical order to Exhibit I to the Agreement:
“Excluded Trux System Divisions: The Trux System Divisions set forth on Schedule E to this Agreement, as such schedule may be modified from time to time in writing by the Borrower, each Originator, each Lender Group Agent and the Agent.”
     (e) Schedule E hereto is added to the Agreement as Schedule E thereto.
     SECTION 2. Representations and Warranties.
     (a) Each Originator represents and warrants to the Buyer and the Secured Parties that the representations and warranties set forth in Article II of the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
     (b) Each of the Originators and the Buyer represents and warrants to each other and the Secured Parties that:
     (i) no Termination Event has occurred and is continuing;
     (ii) its execution and delivery of this Amendment, and its performance of its obligations under the Agreement (as amended hereby) are within its limited liability, corporate or partnership powers and have been duly authorized by all necessary limited liability company, corporate or partnership action on its part; and
     (iii) the Agreement (as amended hereby) is the valid and legally binding obligation of such Person, enforceable against such Person in accordance with its terms.
     SECTION 3. Effectiveness.
     This Amendment shall be effective as of the date hereof, provided that the amendment to the Agreement set forth in Section 1(a) shall be retroactively effective as of the date of the Agreement, in each case, upon receipt by the Agent of (i) counterparts to this Amendment duly

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executed by each of the parties hereto and (ii) such other documents, certificates and opinions of counsel as the Agent may reasonably request.
     SECTION 4. Reference to and Effect on the Agreement and the Related Documents.
     Each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby. Except as expressly amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.
     SECTION 5. Governing Law.
     This Amendment is governed by and shall be construed in accordance with the laws of the State of New York, without giving effect to any conflicts of laws principles that would apply the law of any other jurisdiction.
     SECTION 6. Severability.
     Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
     SECTION 7. Counterparts.
     This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means acceptable to the Agent shall be effective as delivery of a manually executed counterpart of this Amendment.
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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

ALLIED RECEIVABLES FUNDING INCORPORATED, as Buyer
By:
Name:	Michael S. Burnett
Title:	Treasurer

ALLIED WASTE NORTH AMERICA, INC., as an Originator
By:
Name:	Michael S. Burnett
Title:	Vice President and Treasurer

Sixteenth Amendment to
Receivables Sale Agreement

The following corporations, as Originators:

ALBANY-LEBANON SANITATION, INC.
ALLIED WASTE SERVICES OF PAGE, INC.
ALLIED WASTE SYSTEMS, INC.
ALLIED WASTE TRANSPORTATION, INC.
AMERICAN DISPOSAL SERVICES OF ILLINOIS, INC.
AMERICAN DISPOSAL SERVICES OF MISSOURI, INC.
AMERICAN DISPOSAL SERVICES OF WEST VIRGINIA, INC.
BFI WASTE SYSTEMS OF NEW JERSEY, INC.
BFI WASTE SYSTEMS OF NORTH AMERICA, INC.
BROWNING-FERRIS INDUSTRIES OF OHIO, INC.
CAPITOL RECYCLING AND DISPOSAL, INC.
CITY-STAR SERVICES, INC.
CLARKSTON DISPOSAL, INC.
CORVALLIS DISPOSAL CO.
COUNTY DISPOSAL (OHIO), INC.
COUNTY LANDFILL, INC.
DALLAS DISPOSAL CO.
DELTA CONTAINER CORPORATION
DELTA DADE RECYCLING CORP.
DEMPSEY WASTE SYSTEMS II, INC.
DINVERNO, INC.
ELDER CREEK TRANSFER & RECOVERY, INC.
GRANTS PASS SANITATION, INC.
HARLAND’S SANITARY LANDFILL, INC.
KELLER DROP BOX, INC.
LATHROP SUNRISE SANITATION CORPORATION
MCINNIS WASTE SYSTEMS, INC.
OAKLAND HEIGHTS DEVELOPMENT, INC.
RABANCO, LTD.
ROSSMAN SANITARY SERVICE, INC.
SAUK TRAIL DEVELOPMENT, INC.
SUNRISE SANITATION SERVICE, INC.
SUNSET DISPOSAL SERVICE, INC.
SUNSET DISPOSAL, INC.
THOMAS DISPOSAL SERVICE, INC.
UNITED DISPOSAL SERVICE, INC.

By:
Name:	Michael S. Burnett
Title:	Treasurer of each of the foregoing corporations

Sixteenth Amendment to
Receivables Sale Agreement

S-2-A

The following partnerships, as Originators:

ILLIANA DISPOSAL PARTNERSHIP KEY WASTE INDIANA PARTNERSHIP

	By:	Allied Waste North America, Inc., as General Partner of each of the foregoing partnerships

By:

Name:	Michael S. Burnett
Title:	Vice President and Treasurer

	And	By: Allied Waste Landfill Holdings, Inc., as General Partner of each of the foregoing partnerships

By:

Name:	Michael S. Burnett
Title:	Treasurer
Sixteenth Amendment to
Receivables Sale Agreement

S-2-B

The following limited liability companies, as Originators:

ALLIED WASTE SERVICES OF MASSACHUSETTS, LLC
ALLIED WASTE SERVICES OF NORTH AMERICA, LLC
BFI WASTE SERVICES OF PENNSYLVANIA, LLC
BFI WASTE SERVICES, LLC
D & L DISPOSAL L.L.C.
GREENRIDGE WASTE SERVICES, LLC

By:
Name:	Michael S. Burnett
Title:	Treasurer of each of the foregoing limited liability companies

Sixteenth Amendment to
Receivables Sale Agreement

S-2-C

ALLIED SERVICES, LLC, as an Originator

	By:	Allied Waste Landfill Holdings, Inc., as Managing Member

By:

Name:	Michael S. Burnett
Title:	Treasurer

	And	By: Allied Green Power, Inc., as a Member

By:

Name:	Michael S. Burnett
Title:	Treasurer

	And	By: Allied Waste North America, Inc., as a Member

By:

Name:	Michael S. Burnett
Title:	Vice President and Treasurer
Sixteenth Amendment to
Receivables Sale Agreement

S-2-D

TOTAL ROLL-OFFS, L.L.C., as an Originator

	By:	Brenham Total Roll-Offs, LP, as its sole Member

		By:	Allied Waste Landfill Holdings, Inc., as General Partner of the sole Member

By:

Name:	Michael S. Burnett
Title:	Treasurer
Sixteenth Amendment to
Receivables Sale Agreement

S-2-E

The following limited partnerships, as Originators:

BFI WASTE SERVICES OF INDIANA, LP BFI WASTE SERVICES OF TEXAS, LP

	By:	Allied Waste Landfill Holdings, Inc., as sole General Partner of the foregoing limited partnerships

By:

Name:	Michael S. Burnett
Title:	Treasurer
Sixteenth Amendment to
Receivables Sale Agreement

S-2-F

REGIONAL DISPOSAL COMPANY, as an Originator

	By:	Rabanco, Ltd., as Managing Partner

By:

Name:	Michael S. Burnett
Title:	Treasurer
Sixteenth Amendment to
Receivables Sale Agreement

S-2-G

CONSENTED TO BY:

WACHOVIA BANK, NATIONAL ASSOCIATION, as VFCC Liquidity Bank, as Lender Group Agent for the VFCC Group and as Agent

By:

Name:
Title:
Sixteenth Amendment to
Receivables Sale Agreement

CALYON NEW YORK BRANCH, as Atlantic Liquidity Bank and as Lender Group Agent for the Atlantic Group

By:

Name:
Title:

By:

Name:
Title:
Sixteenth Amendment to
Receivables Sale Agreement

ALLIED WASTE INDUSTRIES, INC., as Performance Guarantor

By:

Name:	Michael S. Burnett
Title:	Treasurer
Sixteenth Amendment to
Receivables Sale Agreement

Schedule E
Excluded Trux System Divisions
[To be provided by Allied]